SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 31, 1996
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                               RYDER SYSTEM, INC.
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             (Exact name of registrant as specified in its charter)

Florida                          1-4364                         59-0739250
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(State or other jurisdiction    (Commission                   (IRS Employer
  of Incorporation)             File Number)                Identification No.)


3600 N. W. 82nd Avenue, Miami, Florida                                  33166
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code:   (305) 593-3276
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Item 5.    Other Events.

         Ryder System, Inc. (the "Company") announced that it is exploring strategic options for its Ryder Automotive Carrier Services business unit. A copy of the Company's press release dated October 31, 1996 is attached hereto as
Exhibit 99.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:    November 1, 1996

                                   RYDER SYSTEM, INC.

                                   By: /S/ EDWARD R. HENDERSON
                                       -----------------------
                                       Name:    Edward R. Henderson
                                       Title:     Associate General Counsel
                                                     and Assistant Secretary


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                                  EXHIBIT INDEX

                                                                   Sequentially
                                                                     Numbered
Exhibit No.                           Title                            Page
---------                              ----                         ----------

     99.                Press Release dated October 31, 1996
                        issued by Ryder System, Inc.